Exhibit 99.2

Earnings Call 3Q 2020 Friday, October 30, 2020 Exhibit 99.2

Disclaimer

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State. Words and phrases such as "may," "approximately," "continue," "should," "expects," "projects," "anticipates," "is likely," "look ahead," "look forward," "believes," "will," "intends," "estimates," "strategy," "plan," "could," "potential," "possible" and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (3) potential deterioration in real estate values; (4) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (5) credit risks associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (6) interest risk involving the effect of a change in interest rates on the bank's earnings, the market value of the bank's loan and securities portfolios, and the market value of South State's equity; (7) liquidity risk affecting the bank's ability to meet its obligations when they come due; (8) risks associated with an anticipated increase in South State's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (9) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (10) transaction risk arising from problems with service or product delivery; (11) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (12) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted CARES Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (13) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (14) reputation risk that adversely affects earnings or capital arising from negative public opinion; (15) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (16) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (17) greater than expected noninterest expenses; (18) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions; (19) excessive loan losses; (20) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, the merger with CSFL within the expected time frame, and ownership dilution risk associated with potential acquisitions in which South State's stock may be issued as consideration for an acquired company; (21) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the merger with CSFL integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel; (22) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (23) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State's performance and other factors; (24) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; (25) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the recent outbreak of the COVID-19 coronavirus, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on South State and its customers and other constituencies; and (26) other risks related to the merger of South State and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of each party's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party's businesses into the other's businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, and (27) other factors that may affect future results of South State and CenterState, as disclosed in South State's Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and CenterState's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed by South State or CenterState, as applicable, with the U.S. Securities and Exchange Commission ("SEC") and available on the SEC's website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

The combined historical information referred to in this presentation as the "Combined Business Basis" is presented based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustment. The Combined Business Basis financial information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation.

2

SOUTH STATE

3 South State Corporation Winter Haven Tampa Orlando Charleston Atlanta Charlotte Richmond SSB (305) –$38B in assets –$25B in loans –$30B in deposits –$4.1B market cap Overview of Franchise(1) (1) Financial metrics as of September 30, 2020; market cap as of October 28, 2020

4 How We Operate the Company Soundness Profitability Growth

5 Quarterly Highlights • Returns – Adjusted & reported diluted Earnings per Share (“EPS”)(1) of $1.58 and $1.34, respectively – 17.1% adjusted Return on Average Tangible Common Equity (“ROATCE”)(1) – 1.79% PPNR ROAA(2); Strong Pre-Provision Net Revenue (“PPNR”)(2) of $170 million – Tangible Book Value per Share (“TBVPS”)(1) of $39.83, up $1.50 from 2Q 2020 • Performance – Record revenue of $385 million – Net Interest Margin (“NIM”, tax equivalent)(1) of 3.22%, down 2 bps from 2Q 2020 – Record noninterest income of $115 million driven by increase in mortgage banking income – Adjusted efficiency ratio(1) of 55.8% compared to 61.9% in 2Q 2020 • Balance Sheet/Credit – Strong allowance for credit losses (2.11% including reserve for unfunded commitments) and loss absorption capacity (2.58%)(3) – Strong capital levels, with CET1 of 11.5% and Total Risk-Based capital ratio of 13.9% – Minimal credit losses, with 0.01% net charge-offs – Loan deferrals of $452 million, or 1.98% of the total loan portfolio(4) as of October 23, 2020 • 1.03% on full payment deferral, 0.95% paying interest (1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; Tax equivalent NIM and adjusted efficiency ratio are also non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of merger-related expenses, securities gains or losses and FHLB Advances prepayment penalty - See reconciliation of GAAP to Non-GAAP measures in Appendix (2) Adjusted PPNR and PPNR ROAA are Non-GAAP financial measure that exclude the impact of merger-related expenses and securities gains or losses - See reconciliation of GAAP to Non-GAAP measures in Appendix (3) Percentages exclude PPP loans and loan held for sale; loss absorption capacity Includes mark on CSFL loans and prior SSB acquisitions (4) Excludes loans held for sale and PPP loans

6 Current & Historical (combined business basis) Pre-Provision Net Revenue (“PPNR”)(1) Dollars in millions (1) Adjusted PPNR is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger-related expenses, securities gains or losses, FHLB Advances prepayment penalty ($199 thousand) and pension plan termination expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix * The c ombined historical informa tion referred to in thi s presenta tion as the “Combined Business Ba sis” presented is ba sed on the reported GAAP results of the Company and CenterSta te for the applica ble periods without adjustments a nd the inform ation included in this relea se has not been prepa red in ac cordance with Articl e 11 of Regula tion S-X, and therefore does not refl ect any of the pro forma adjustm ents that would be required thereby . All Combined Business Ba sis fina ncial inform ation sho uld be reviewed in connection the historical information of the Compa ny and CenterState, as applicable, included in the Appendix to this presentation. $162 $159 $158 $157 $170 $- $50 $100 $150 $200 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 $ in millions

7 Tangible Book Value per Share(1) $38.20 $39.13 $38.01 $38.33 $39.83 3Q19 4Q19 1Q20 2Q20 3Q20 (1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets - See reconciliation of GAAP to Non- GAAP measures in Appendix

8 Loss Absorption Capacity – September 30,2020 Dollars in millions (1) Excludes PPP loans and loan held for sale (2) Includes mark on CSFL loans and prior SSB acquisitions 3Q20 % of Total Loans (1) Allowance for Credit Losses (“ACL”) Non-PCD ACL $286.5 PCD ACL 153.7 Total ACL $440.2 1.92% Reserve for Unfunded Commitments Reserve for unfunded commitments $43.2 0.19% Total ACL plus Reserve for Unfunded Commitments $483.3 2.11% Unrecognized Discount – Acquired Loans(2) $110.4 0.48% Total Loss Absorption Capacity $593.7 2.58% Total Loans Held for Investment(1) $22,886

9 Asset Quality (combined business basis) Dollars in millions, unless otherwise noted (1) Excludes loans held for sale and PPP loans ** Booked deferrals as of October 23, 2020 * The com bined historical informa tion referred to in this presentation as the “Com bined Business Basis” presented is based on the reported GAAP results of the Compa ny a nd CenterS tate for the applica ble periods without adjustments a nd the inform ation included in this relea se has not been prepa red in ac cordance with Articl e 11 of Regula tion S-X, and therefore does not refl ect any of the pro forma adjustm ents that would be required thereby . All Combined Business Ba sis fina ncial inform ation sho uld be reviewed in connection the historical information of the Compa ny and CenterState, as applicable, included in the Appendix to this presentation. 0.07% 0.10% 0.05% 0.01% 0.01% 0.00% 0.03% 0.06% 0.09% 0.12% 0.15% 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 Net Charge Off to Loans 2.27% 2.18% 2.06% 2.13% 3.37% 1.14% 1.17% 1.10% 1.23% 2.08% 1.13% 1.01% 0.96% 0.94% 1.29% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 3Q19* 4Q19* 1Q20* 2Q20 3Q20 Criticized & Classified Asset Trends Combined Special Mention / Assets Substandard / Assets $4,107 $2,538 $1,305 $930 $452 17% 10% 6% 4% 2% 0% 5% 10% 15% 20% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20** $ in millions Loan Deferrals(1) Total Active Deferrals % of Total Loans* 0.25% 0.26% 0.44% 0.38% 0.33% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 3Q19* 4Q19* 1Q20* 2Q20 3Q20 Non Accruals & OREO/OAO to Assets

10 Capital Ratios (1) Preliminary * The tangible measures are non-GAAP measures and exclude the effect of period end balance of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix 2Q20 3Q20(1) Tangible Common Equity* 7.6% 7.8% Tier 1 Leverage 13.3% 8.1% Tier 1 Common Equity 10.7% 11.5% Tier 1 Risk-Based Capital 10.7% 11.5% Total Risk-Based Capital 12.9% 13.9% Bank CRE Concentration Ratio 253% 236% Bank CDL Concentration Ratio 61% 54%

11 Merger-Related Expenses/Deal Costs(1) • System conversion scheduled for 2Q 2021 • Cost save realization process on track • Estimated $205 million total spend; $102.5 million remaining Dollars in thousands, unless otherwise noted (1) Only includes SSB/CSFL merger-related expenses (2) Merger-related expense occurred pre-merger CSFL(2) SSB Total MRE 1Q20 $ 3,076 $ 4,114 $ 7,190 4/1-6/7 33,526 33,526 2Q20 40,229 40,229 3Q20 21,574 21,574 YTD $ 36,602 $ 65,917 $ 102,519

Financial Highlights - Reported

13 2Q20 3Q20 GAAP Net Income (Loss) $(84.9) $95.2 EPS (Diluted) $(1.96) $1.34 Return on Average Assets (1.49)% 1.00% Non-GAAP* Return on Average Tangible Common Equity (19.71)% 14.66% Non-GAAP, Adjusted* Net Income $38.6 $112.6 EPS (Diluted) $0.89 $1.58 Return on Average Assets 0.68% 1.18% Return on Average Tangible Common Equity 10.23% 17.14% Cash dividend per common share $0.47 $0.47 Highlights – Linked Quarter Dollars in millions, except per share data * The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of merger-related expenses, provision for credit losses for Non-PCD loans and unfunded commitments and FHLB prepayment penalty - See reconciliation of GAAP to Non-GAAP measures in Appendix

14 Net Interest Margin Dollars in millions * Tax equivalent Tax equivalent NIM is Non-GAAP financial measures - See reconciliation of GAAP to Non-GAAP measures in Appendix 3.73% 3.64% 3.68% 3.24% 3.22% $127.4 $126.5 $128.0 $162.6 $270.3 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 $110.0 $120.0 $130.0 $140.0 $150.0 $160.0 $170.0 $180.0 $190.0 $200.0 $210.0 $220.0 $230.0 $240.0 $250.0 $260.0 $270.0 $280.0 $290.0 $300.0 3Q19 4Q19 1Q20 2Q20 3Q20 Net Interest Margin* Net Interest Income

15 Correspondent Banking Division • Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to financial institutions • Recently announced expansion of Correspondent Banking Division with the agreement to acquire Duncan Williams, Inc. (terms not disclosed) - Broker Dealer founded in 1969 - Adds approximately 250 financial institution clients - Retention agreements with sales team representing 85% of revenues 695 Client Banks $- $5 $10 $15 $20 $25 $30 $35 3Q19 4Q19 1Q20 2Q20 3Q20 $ in millions Correspondent Revenue Breakout ARC Revenues FI Revenues Operational Revenues

16 Mortgage Banking Division • Quarter-to-Date Production: 5,263 loans / $1.574 billion in volume • Secondary vs Portfolio – Secondary Gain on Sale Margin: 4.05% • Purchase vs Refinance • Pipeline as of September 30, 2020: 3,140 units / $993 million 3Q20 QTD Secondary $1.141 Billion / 70% of QTD volume Portfolio $433 Million / 30% of QTD volume 3Q20 QTD Purchase $951 Million / 60% of QTD volume Refinance $624 Million / 40% of QTD volume

Combined Business Basis Performance

18 (1) Noninterest income and total revenue are adjusted by securities gains or losses; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non- GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of branch consolidation, merger-related expenses, securities gains or losses, FHLB Advances prepayment penalty, pension plan termination expenses and amortization expense on intangible assets (legacy CSFL only) – See Current & Historical Efficiency Ratio and Net Interest Margin in Appendix * The c ombined historical i nforma tion referred to in this presentation asthe “Combined Business Ba sis” presented is based on the repo rted GAAP results of the Com pa ny a nd CenterS tate for the applica ble periods without adjustm ents a nd the informa tion included in this relea se has not been prepa red in accordanc e with Article 11 of Regula tion S-X, a nd therefore does not reflec t a ny of the pro forma a djustm ents that would be required thereby. All Combined Business Ba sis fi nancial informa tion should be reviewed in connection the historical information of the Com pany and CenterState, as applicable, included in the Appendix to this presentation. 61% 58% 60% 80% 61% 55% 56% 57% 58% 56% 0% 15% 30% 45% 60% 75% 90% 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio 3.96% 3.94% 3.94% 3.38% 3.22% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $200 $220 $240 $260 $280 $300 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 $ in millions Net Interest Margin NIM ($) NIM (%) Current & Historical 5-Qtr Performance(1) (combined business basis) 77% 77% 74% 72% 70% 23% 23% 26% 28% 30% $368M $371M $381M $383M $385M 0.65% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 0% 20% 40% 60% 80% 100% 120% 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 Total Revenue ($MM) Revenue Composition NIM / Revenue Noninterest Income / Revenue Avg. 10-year UST $86 $87 $100 $108 $115 1.04% 1.04% 1.19% 1.16% 1.21% $0 $20 $40 $60 $80 $100 $120 $140 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 0.7% 0.8% 0.9% 1.0% 1.1% 1.2% 1.3% $ in millions Noninterest Income Noninterest Income Noninterest Income / Avg Assets

19 Dollars in billions (1) Excludes loans held for sale * The c ombined historic al informa tion referred to in this presentation asthe “Combined Business Ba sis” presented is based on the repo rted GAAP resul ts of the Company and CenterSta te for the applica ble periods without adjustm ents a nd the i nforma tion incl uded in this relea se ha s not been prepa red in acc ordanc e wi th Article 11 of Regul ation S-X, and therefore does not refl ect any of the pro forma a djustments that would be required thereby. All Combi ned Business Basis financial informa tion should be reviewed in c onnec tion the historic al informa tion of the Compa ny a nd CenterState, as applicable, included in the Appendix to this presentation. Current & Historical Trend (combined business basis) $3.8 $4.1 $4.4 $3.3 $3.7 $0.7 $0.7 $1.0 $4.0 $4.1 11.6% 12.4% 12.4% 8.7% 9.9% $0 $2 $4 $6 $8 $10 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 0% 2% 4% 6% 8% 10% 12% 14% $ in billions Investments & Fed Funds Investments Fed Funds & Other Investments / Assets $0.4 $0.3 $1.0 $0.8 $0.6 $1.0 $0.9 $1.2 $0.7 $0.7 4.1% 3.5% 6.2% 4.0% 3.4% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 0% 1% 2% 3% 4% 5% 6% 7% $ in billions Wholesale Funding Brokered Deposits FHLB Wholesale Funding / Assets $23.2 $23.4 $23.5 $23.2 $22.9 $2.3 $2.3 $23.2B $23.4B $23.5B $25.5B $25.2B $0 $5 $10 $15 $20 $25 $30 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 $ in billions Loans HFI (1) Total Loans PPP $7.3 $7.4 $7.3 $9.9 $9.7 $4.4 $4.5 $4.6 $6.5 $6.7 $9.3 $9.5 $9.6 $9.7 $10.0 $4.1 $4.0 $3.9 $3.9 $3.6 $25.2B $25.4B $25.4B $30.0B $30.0B $0 $5 $10 $15 $20 $25 $30 $35 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 $ in billions Deposits DDA NOW MMA & Savings CDs

20 Branch Optimization 305 Branches 9/30/2020 20 Branches Consolidated or Sold 285 Branches 2020 YE 85 Branches Average Size $40M 420 Branches Acquired Plus 12 DeNovo Branches 212 Branches Consolidated or Sold 305 Branches Average Size $99M ~145% growth in deposits per branch 85 432 212 305 2009 …..………………...……………………………. September 2020 Announced 4th Quarter 2020 Activity

Appendix

22 Loans – Industry Exposures(1) Selected Industries (% of total loan portfolio) Lodging $973 4.2% Restaurants $497 2.2% Retail CRE $2,183 9.5% Dollars in millions, unless otherwise noted (1) Excludes loans held for sale and PPP loans Total Portfolio $22.9 Billion Commercial 56% Mortgage 21% Consumer 23%

23 Lodging Portfolio • 55% weighted average loan to value • Lodging is $973 million or 4.2% of loan portfolio(1) • 12% of portfolio under deferral(2) • Top 3 MSA’s: Charleston, Greenville, Charlotte Dollars in millions (1) Loan portfolio excluding loans held for sale and PPP loans (2) Booked deferrals as of 10/23/20 Hilton $269 Marriott $252 Destination/ Resort $146 IHG $99 Choice $65 Wyndham $41 Hyatt $35 Other national brands $66

24 Restaurant Portfolio • 55% weighted average loan to value • Restaurant is $497 million or 2.2% of loan portfolio(1) • 2% of portfolio under deferral(2) • Top 3 MSA’s: Atlanta, Charleston, Jacksonville Dollars in millions (1) Loan portfolio excluding loans held for sale and PPP loans (2) Booked deferrals as of 10/23/20 Owner Occupied Real Estate $276 Non-Owner Occupied Real Estate $153 CDL $8 Non-RE Secured $60

25 Retail CRE Portfolio • 57% weighted average loan to value • Retail CRE is $2.2 billion or 9.5% of loan portfolio(1) • 4% of portfolio under deferral(2) • Top 3 MSA’s: Miami, Orlando, Tampa Dollars in millions (1) Loan portfolio excluding loans held for sale and PPP loans (2) Booked deferrals as of 10/23/20 Non-Owner Occupied Real Estate $1,736 Owner Occupied Real Estate $401 CDL $46

Current & Historical
PPNR, Adjusted (Unaudited)

	Combined Business Basis												Sep. 30, 2020
	Sep. 30, 2019			Dec. 31, 2019			Mar. 31, 2020			Jun. 30, 2020			
	SSB	CSFL	Combined (2)	SSB	CSFL	Combined (2)	SSB	CSFL	Combined (2)	SSB	CSFL (1)	Combined	SSB
Net interest income (GAAP)	$ 127,373	$ 154,947	$ 282,320	$ 126,456	$ 157,925	$ 284,381	$ 128,013	$ 153,353	$ 281,366	$ 162,557	$111,624	$ 274,181	$ 270,348
Plus:													
Noninterest income	37,582	48,488	86,070	36,307	50,329	86,636	44,132	55,790	99,922	54,347	94,271	148,618	114,790
Less:													
Gain (loss) on sale of securities	437	-	437	24	(13)	11	-	-	-	-	40,276	40,276	15
Total revenue, adjusted (non-GAAP)	$ 164,518	$ 203,435	$ 367,953	$ 162,739	$ 208,267	$ 371,006	$ 172,145	$ 209,143	$ 381,288	$ 216,904	$165,619	$ 382,523	$ 385,123
Less:													
Noninterest expense	96,364	127,036	223,400	100,628	113,409	214,037	107,247	122,772	230,019	175,112	132,703	307,815	236,887
PPNR (Non-GAAP)	$ 68,154	$ 76,399	$ 144,553	$ 62,111	$ 94,858	$ 156,969	$ 64,898	$ 86,371	$ 151,269	$ 41,792	$ 32,916	$ 74,708	$ 148,236
Plus:													
Non-recurring item adjustments	-	16,994	16,994	1,494	159	1,653	4,129	3,051	7,180	40,478	41,875	82,353	21,662
Non-recurring items	-	16,994	16,994	1,494	159	1,653	4,129	3,051	7,180	40,478	41,875	82,353	21,662
PPNR, Adjusted (Non-GAAP)	$ 68,154	$ 93,393	$ 161,547	$ 63,605	$ 95,017	$ 158,622	$ 69,027	$ 89,422	$ 158,449	$ 82,270	$74,791	$ 157,061	$ 169,898

Dollars in thousands
(1) Through June 7, 2020
(2) Does not include purchase accounting adjustments
The combined historical information referred to in this presentation as the "Combined Company Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby.

26

SOUTH STATE

Current & Historical
Efficiency Ratios & Net Interest Margin (Unaudited)

	Combined Business Basis													
	Sep. 30, 2019			Dec. 31, 2019			Mar. 31, 2020			Jun. 30, 2020			Sep. 30, 2020
	SSB	CSFL	Combined (2)	SSB	CSFL	Combined (2)	SSB	CSFL	Combined (2)	SSB	CSFL (1)	Combined	SSB
Noninterest expense (GAAP)	$ 96,364	$ 127,036	$ 223,400	$ 100,628	$ 113,409	$ 214,037	$ 107,247	$ 122,772	$ 230,019	$ 175,112	$ 132,703	$ 307,815	$ 236,887
Net interest income (GAAP)	$ 127,373	$ 154,947	$ 282,320	$ 126,456	$ 157,925	$ 284,381	$ 128,013	$ 153,353	$ 281,366	$ 162,557	$ 111,624	$ 274,181	$ 270,348
Tax Equivalent ("TE") adjustments	496	491	987	503	564	1,067	530	685	1,215	579	495	1,074	734
Net interest income, TE (non-GAAP)	$ 127,869	$ 155,438	$ 283,307	$ 126,959	$ 158,489	$ 285,448	$ 128,543	$ 154,038	$ 282,581	$ 163,136	$ 112,119	$ 275,255	$ 271,082
Noninterest income (GAAP)	$ 37,582	$ 48,488	$ 86,070	$ 36,307	$ 50,329	$ 86,636	$ 44,132	$ 55,790	$ 99,922	$ 54,347	$ 94,271	$ 148,618	$ 114,790
Less:													
Gain (loss) on sale of securities	437	-	437	24	(13)	11	-	-	-	-	40,276	40,276	15
Adjusted noninterest income (non-GAAP)	$ 37,145	$ 48,488	$ 85,633	$ 36,283	$ 50,342	$ 86,625	$ 44,132	$ 55,790	$ 99,922	$ 54,347	$ 53,995	$ 108,342	$ 114,775
Efficiency Ratio (Non-GAAP)	58%	62%	61%	62%	54%	58%	62%	59%	60%	81%	80%	80%	61%
Noninterest expense (GAAP)	$ 96,364	$ 127,036	$ 223,400	$ 100,628	$ 113,409	$ 214,037	$ 107,247	$ 122,772	$ 230,019	$ 175,112	$ 132,703	$ 307,815	$ 236,887
Less Adjustments:													
Non-recurring items(3)	-	21,223	21,223	1,494	4,711	6,205	4,129	7,586	11,715	40,478	44,761	85,239	21,662
Adjusted noninterest expense (non-GAAP)	$ 96,364	$ 105,813	$ 202,177	$ 99,134	$ 108,698	$ 207,832	$ 103,118	$ 115,186	$ 218,304	$ 134,634	$ 87,942	$ 222,576	$ 215,225
Adjusted Efficiency Ratio (Non-GAAP)	58%	52%	55%	61%	52%	56%	60%	55%	57%	62%	53%	58%	56%
Interest-earning Assets	$13,595,944	$14,702,264	$28,298,208	$13,834,211	$14,779,757	$28,613,968	$14,042,524	$14,873,007	$28,915,531	$20,347,350	$12,414,262	$32,761,612	$33,503,666
Net interest income, TE (non-GAAP)	127,869	155,438	283,307	126,959	158,489	285,448	128,543	154,038	282,581	163,136	112,119	275,255	271,082
Net Interest Margin (Non-GAAP)			3.96%			3.94%			3.94%			3.38%	3.22%

Dollars in thousands
(1) Through June 7, 2020
(2) Does not include purchase accounting adjustments
(3) Legacy CSFL also adjusted noninterest expense by intangible assets' amortization expenses for the adjusted efficiency ratios, which were approximately $4.4, $4.2, $4.6, $4.5 and $2.9 million for 2Q 19, 3Q 19, 4Q 19, 1Q 20 and 2Q 20 (through June 7), respectively

The combined historical information referred to in this presentation as the "Combined Company Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby.

27

SOUTH STATE

28 Non-GAAP Reconciliations Tangible Book Value per Share & Tangible Common Equity (“TCE”) Ratio Dollars in thousands, except for per share data Tangible Book Value per Share 3Q19 4Q19 1Q20 2Q20 3Q20 Shareholders' common equity (excludes preferred stock) $ 2,350,956 $ 2,373,013 $ 2,321,043 $ 4,491,850 $ 4,563,413 Less: Intangible assets 1,055,983 1,052,716 1,049,709 1,774,294 1,738,161 Tangible shareholders' common equity (excludes preferred stock) $ 1,294,973 $ 1,320,297 $ 1,271,334 $ 2,717,556 $ 2,825,252 Common shares issued and outstanding 33,902,726 33,744,385 33,444,236 70,907,119 70,928,304 Tangible Book Value per Common Share (Non-GAAP) $ 38.20 $ 39.13 $ 38.01 $ 38.33 $ 39.83 Tangible Common Equity ("TCE") Ratio 2Q20 3Q20 Shareholders' equity (GAAP) $ 4,491,850 $ 4,563,413 Less: Intangible assets 1,774,294 1,738,161 Tangible common equity (non-GAAP) $ 2,717,556 $ 2,825,252 Total assets (GAAP) 37,725,356 37,819,366 Less: Intangible assets 1,774,294 1,738,161 Tangible asset (non-GAAP) $ 35,951,062 $ 36,081,205 TCE Ratio (Non-GAAP) 7.6% 7.8%

29 Non-GAAP Reconciliations Return on Average Tangible Common Equity & PPNR Return on Average Assets Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Return on Average Tangible Equity 2Q20 3Q20 Net income (loss) (GAAP) $ (84,935) $ 95,221 Plus: Amortization of intangibles 4,665 9,560 Effective tax rate, excluding DTA write-off 23% 20% Amortization of intangibles, net of tax 3,612 7,685 Net income plus after-tax amortization of intangibles (non-GAAP) $ (81,323) $ 102,906 Average shareholders' common equity, excluding preferred stock $ 2,900,443 $ 4,556,061 Less: Average intangible assets 1,240,650 1,763,255 Average tangible common equity $ 1,659,793 $ 2,792,806 Return on Average Tangible Common Equity (Non-GAAP) (19.71%) 14.66% PPNR (adjusted) Return on Average Assets 3Q20 PPNR, Adjusted (Non-GAAP) $ 169,898 Average assets 37,865,217 PPNR ROAA 1.79%

30 Non-GAAP Reconciliations Adjusted Net Income (Loss) & Adjusted Earnings Per Share (“EPS”) Dollars in thousands, except for per share data Adjusted Net Income (Loss) 2Q20 3Q20 Net income (loss) (GAAP) $ (84,935) $ 95,221 Plus: Securities gain, net of tax -(12) Merger and branch consolidation related expense, net of tax 31,191 17,413 Provision for credit losses - Non-PCD loans & UFC 92,212 - FHLB prepayment penalty 154 - Adjusted Net Income (Non-GAAP) $ 38,622 $ 112,622 Adjusted EPS 2Q20 3Q20 Adjusted diluted weighted-average common shares 43,606 71,086 Net income (loss) (GAAP) $ (84,935) $ 95,221 Plus: Securities gain, net of tax -(12) Merger and branch consolidation related expense, net of tax 31,191 17,413 Provision for credit losses - Non-PCD loans & unfunded commitments 92,212 - FHLB prepayment penalty 154 - Adjusted net income (non-GAAP) $ 38,622 $ 112,622 Adjusted EPS, Diluted (Non-GAAP) $ 0.89 $ 1.58

31 Non-GAAP Reconciliations Adjusted Return on Average Assets & Average Tangible Common Equity Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Adjusted Return on Average Assets 2Q20 3Q20 Adjusted net income (non-GAAP) $ 38,622 $ 112,622 Total average assets 22,898,925 37,865,217 Adjusted Return on Average Assets (Non-GAAP) 0.68% 1.18% Adjusted Return on Average Tangible Common Equity 2Q20 3Q20 Net operating earnings (non-GAAP) $ 38,622 $ 112,622 Plus: Amortization of intangibles, net of tax 3,612 7,685 Net operating earnings plus after-tax amortization of intangibles (non-GAAP) $ 42,235 $ 120,307 Average tangible common equity $ 1,659,793 $ 2,792,806 Adjusted Return on Average Tangible Common Equity (Non-GAAP) 10.23% 17.14%

32 Non-GAAP Reconciliations Net Interest Margin, Tax Equivalent & Adjusted Efficiency Ratios Dollars in thousands Net Interest Margin - Tax Equivalent (Non-GAAP) 3Q19 4Q19 1Q20 2Q20 3Q20 Net interest income (GAAP) $ 127,373 $ 126,456 $ 128,013 $ 162,557 $ 270,348 Tax equivalent adjustments 496 503 530 579 734 Net interest income (tax equivalent) (Non-GAAP) $ 127,869 $ 126,959 $ 128,543 $ 163,136 $ 271,082 Average earning assets $ 13,595,944 $ 13,834,211 $ 14,042,524 $ 20,262,035 $ 33,503,666 Net Interest Margin - Tax Equivalent (Non-GAAP) 3.73% 3.64% 3.68% 3.24% 3.22% Adjusted Efficiency Ratios (Non-GAAP) 2Q20 3Q20 Noninterest expense (GAAP) $ 175,112 $ 236,887 Noninterest income (GAAP) 54,347 114,790 Less: Securities gains losses - 15 Adjusted noninterest income (non-GAAP) $ 54,347 $ 114,775 Net interest income (GAAP) $ 162,557 $ 270,348 Plus: SCBT T/E adjustment 579 734 Tax equivalent net interest income (non-GAAP) $ 163,136 $ 271,082 Efficiency Ratio (Tax Equivalent) (Non-GAAP) 80.52% 61.39% Noninterest expense (GAAP) $ 175,112 $ 236,887 Less: FHLB prepayment penalty 199 - Merger related expenses 40,279 21,662 Adjusted noninterest expense (non-GAAP) $ 134,634 $ 215,225 Adjusted Efficiency Ratio (Non-GAAP) 61.91% 55.78%